                                Filed with the Securities and Exchange Commission on January 4, 2007
Registration No. 333-71654                                                              Investment Company Act No. 811-5438
=======================================================================================================================================

                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        WASHINGTON, D.C. 20549

                                                               FORM N-4
                                        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                    Post-Effective Amendment No. 17
                                                                  and
                                    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                                           Amendment No. 158

                                    AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                                                      (Exact Name of Registrant)

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                                          (Name of Depositor)

                                            ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484
                                         (Address of Depositor's Principal Executive Offices)

                                                            (203) 926-1888
                                                    (Depositor's Telephone Number)

                                                JOSEPH D. EMANUEL, CHIEF LEGAL OFFICER
                                            One Corporate Drive, Shelton, Connecticut 06484
                                          (Name and Address of Agent for Service of Process)

                                                               Copy To:
                                                          LAURA KEALEY, ESQ.
                                                 VICE PRESIDENT AND CORPORATE COUNSEL
                                    One Corporate Drive, Shelton, Connecticut 06484 (203) 925-7176

                                      Approximate Date of Proposed Sale to the Public: Continuous

                           It is proposed that this filing become effective:  (check appropriate space)
                                     immediately upon filing pursuant to paragraph (b) of Rule 485
                                     on   _____________   pursuant to paragraph (b) of Rule 485
                                  X  60 days after filing pursuant to paragraph (a) (i) of Rule 485
                                     on                       pursuant to paragraph (a) (i) of Rule 485
                                     75 days after filing pursuant to paragraph (a) (ii) of Rule 485 on ______________pursuant to paragraph (a) (ii) of Rule 485
                           If appropriate, check the following box:
                                      This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                 Title of Securities Being Registered:
                               Units of interest in Separate Accounts under variable annuity contracts.
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Apex II

                                                                 Note:

Registrant is filing this Post-Effective Amendment No. 17 to Registration Statement No. 333-71654 for the purpose of including in the
Registration Statement two Prospectus Supplements.  The Prospectus, Statement of Additional Information and Part C that were filed as part of
Post-Effective Amendment No. 12 filed with the SEC on April 21, 2006, as supplemented, are hereby incorporated by reference.  Other than as set forth herein, this Post-Effective Amendment does not amend or delete any other part of this Registration Statement.
Interim financial statements for the separate account will be filed in a subsequent post-effective amendment.

                               Supplement dated March 20, 2007 to the Prospectuses dated May 1, 2006

This Supplement updates the Prospectuses for the following annuity products: American Skandia Advisor Plan III, American Skandia
XTra Credit SIX, American Skandia LifeVest(R)II, American Skandia APEX(R)II, Advisors Choice(R)2000, Optimum, Optimum Four, and
Optimum Plus (the "Prospectuses").

This Supplement should be read and retained with the current Prospectus for your annuity contract. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own, and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own.  Capitalized terms used in this Supplement have the same meanings as defined in the Prospectus.

We are issuing this supplement to each Prospectus in order to describe an alternative way in which the death benefit under your variable annuity may be paid to your beneficiaries.

In the "Death Benefit" section of each Prospectus, under "Payment of Death Benefits," the following information replaces the section entitled  "Payment of Death Benefit to Beneficiary":

Payment of Death Benefit to Beneficiary
Except in the case of a spousal assumption as described below, in the event of your death, the Death Benefit must be distributed:
o        as a lump sum amount at any time within five (5) years of the date of death; or
o        as a series of  payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary.
         Payments under this option must begin within one year of the date of death.

Unless you have made an election prior to Death Benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of fixed annuity payments (annuity payment options 1-4) or as a series of variable annuity payments (annuity payment options 1-3 or 5 and 6). See the section entitled "What Types of Annuity
Options are Available."

In the "Death Benefit" section of each Prospectus, under "Payment of Death Benefits," the following information replaces the section entitled  "Qualified Beneficiary Continuation Option":

Alternative Death Benefit Payment Options - Qualified Contracts
The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires Minimum Distributions. Upon the Owner's death under an IRA, 403(b) or other "qualified investment", a
Beneficiary may generally elect to continue the Annuity and receive Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether the Owner died on or before the date he or she was required to begin receiving Minimum Distributions under the Code and whether the Beneficiary is the surviving spouse.

o        If death occurs before the date Minimum Distributions must begin under the Code, the death benefit can be paid out in either a lump sum, within five years from the date of death, or over the life or life expectancy of the designated beneficiary
     (as long as payments begin by December 31st of the year following the year of death). However, if the spouse is the beneficiary, the death benefit can be paid out over the life or life expectancy of the spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which the deceased would have reached age 701/2, which ever is later.

o        If death occurs after the date Minimum Distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. A beneficiary has the flexibility to take out more each year than required under the Minimum Distribution rules.

Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Minimum Distributions must begin under the Code.

The tax consequences to the beneficiary may vary among the different death benefit payment options.  See the Tax Considerations section of this prospectus, and consult your tax advisor.

Beneficiary Continuation Option

Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described above under the sections entitled
"Payment of Death Benefit to Beneficiary" and "Alternative Death Benefit Payment Options - Qualified Contracts." This "Beneficiary
Continuation Option" is described below and is available for an IRA, Roth IRA, SEP IRA, 403(b), other "qualified investments", or a non-qualified Annuity.

Under the Beneficiary Continuation Option:

o        The Owner's Annuity contract will be continued in the Owner's name, for the benefit of the beneficiary.
o        The beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the
         average assets allocated to the Sub-accounts.    For non-qualified Annuities the charge is 1.00% per year, and for qualified Annuities the charge is 1.40% per year.
o        The beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account Value if the Account
         Value is less than $25,000 at the time the fee is assessed.  The fee will not apply if it is assessed 30 days prior to a surrender request.
o        The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if they had taken a lump sum distribution.
o        The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-Accounts may not be available.
o        The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
o        No Fixed Allocations or fixed interest rate options will be offered for non-qualified Annuities.  However, for qualified
         Annuities, the Fixed Allocations will be those offered at the time the Beneficiary Continuation Option is elected.
o        No additional Purchase Payments can be applied to the Annuity.
o        the basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.
o        The beneficiary can request a withdrawal of all or a portion of the Account Value at any time without application of any applicable CDSC.
o        Upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary, unless the beneficiary named a successor who may continue receiving payments.

Currently only Investment Options corresponding to Portfolios of the American Skandia Trust and the ProFund VP are available under the Beneficiary Continuation Option.

Your Beneficiary will be provided with a prospectus and a settlement agreement that will describe this option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in  the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the
Beneficiary Continuation Option.

In the section entitled "Summary of Contract Fees and Charges," in the table entitled "Your Periodic Fees and Charges," the row describing the "Settlement Service Charge" is deleted and replaced with the following:

----------------------- --------------------- -------------------- --------------------- --------------------
      Fee/Charge             ASAP III/             APEX II/              ASL II/                XT6/
                              OPTIMUM            OPTIMUM FOUR        ADVISORS CHOICE        OPTIMUM PLUS
----------------------- --------------------- -------------------- --------------------- --------------------
----------------------- --------------------- -------------------- --------------------- --------------------
Settlement Service      1.00% per year of     1.00% per year of    1.00% per year of     1.00% per year of
Charge(4)               each Sub-account if   each Sub-account     each Sub-account if   each Sub-account
(Non-Qualified          the Owner's           if the Owner's       the Owner's           if the Owner's
Annuities)              beneficiary elects    beneficiary elects   beneficiary elects    beneficiary elects
                        the Beneficiary       the Beneficiary      the Beneficiary       the Beneficiary
                        Continuation          Continuation         Continuation          Continuation
                        Option(5)             Option(5)            Option(5)             Option(5)
----------------------- --------------------- -------------------- --------------------- --------------------
----------------------- --------------------- -------------------- --------------------- --------------------
Settlement Service      1.40% per year of     1.40% per year of    1.40% per year of     1.40% per year of
Charge(4)               each Sub-account if   each Sub-account     each Sub-account if   each Sub-account
(Qualified Annuities)   the Owner's           if the Owner's       the Owner's           if the Owner's
                        beneficiary elects    beneficiary elects   beneficiary elects    beneficiary elects
                        the Beneficiary       the Beneficiary      the Beneficiary       the Beneficiary
                        Continuation          Continuation         Continuation          Continuation
                        Option(5)             Option(5)            Option(5)             Option(5)
----------------------- --------------------- -------------------- --------------------- --------------------

4:  The Mortality & Expense Risk Charge, the Administration Charge and the Distribution Charge (if applicable) do not apply if you are a beneficiary under the Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option.

5: Upon the Owner's death a beneficiary may generally elect certain distribution options under the Annuity instead of receiving the death benefit in a single payment. If a beneficiary elects one of these options, the beneficiary will incur the Settlement
Service Charge. Please refer to the section of this Prospectus that describes the Beneficiary Continuation Option for more detailed information about these options, including certain restrictions and limitations that may apply.

In the section entitled "Summary of Contract Fees and Charges," in the table entitled "Your Periodic Fees and Charges," the asterisks at the bottom of the table are deleted and replaced with the following:

*Assessed annually on the Annuity's anniversary date or upon surrender.  For beneficiaries who elect the Beneficiary Continuation
Option, the Annual Maintenance Fee is the smaller of $30 or 2% of Account Value, and will not apply if it is assessed 30 days prior to a surrender request.

**Only applicable if Account Value is less than $100,000.  For beneficiaries who elect the Beneficiary Continuation Option, the fee is only applicable if Account Value is less than $25,000.

In all Prospectuses, the term "Qualified Beneficiary Continuation Option" is replaced with "Beneficiary Continuation Option."

In the section entitled "Fees and Charges," in the subsection entitled "What are the Contract Fees and Charges," immediately after the paragraph entitled "Optional Benefits for which we assess a charge," the following paragraph is added:

Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a
Settlement Service Charge.  The charge is assessed daily against the average assets allocated to the Sub-accounts and is equal to an annual charge of 1.00% for non-qualified Annuities.  However, for qualified Annuities, the charge is 1.40%.

                                            Supplement to Prospectuses Dated May 1, 2006
                                                  Supplement dated March 20, 2007

Supplement  dated March 20, 2007 to the May 1, 2006  Prospectuses  for the following  annuity  products:  American  Skandia  Advisor
PlanSM III,  American  Skandia  APEX(R)II,  American  Skandia XTra  CreditSM  SIX, and American  Skandia  LifeVest(R)IIas  previously supplemented (the "Prospectuses").

This Supplement  should be read and retained with the current  Prospectus for your annuity  contract issued by American Skandia Life
Assurance  Corporation  ("American  Skandia").  This Supplement is intended to update certain  information in the Prospectus for the variable  annuity you own, and is not intended to be a prospectus or offer for any other  variable  annuity  listed here that you do not own.  If you would like another copy of the current Prospectus, please contact American Skandia at 1-800-752-6342.

In this  supplement,  we reflect certain  enhancements to the Highest Daily Lifetime Five Benefit.  In general,  these  enhancements result in an increased amount that serves as the basis for your lifetime  withdrawals,  provided that the conditions described below under "KEY FEATURE - Total Protected  Withdrawal  Value" are met. We detail below how these  enhancements  affect each aspect of the benefit.  The  supplement  also  describes a new return of principal  guarantee.  Apart from the changes to Highest  Daily  Lifetime
Five that we set forth below,  the prospectus  changes set forth in the November 20, 2006  supplement to each  prospectus  remain in effect.  Moreover,  these  enhancements,  which apply to both existing elections of Highest Daily Lifetime Five and to new elections of the benefit, will become effective only upon appropriate regulatory approval.

A.       We add the following new definitions to the Glossary of Terms section as follows:

ENHANCED PROTECTED WITHDRAWAL VALUE
Under the Highest Daily  Lifetime Five Benefit only, an additional  value (as described  below under "KEY FEATURE - Total  Protected
Withdrawal Value") that is considered when we determine your Total Protected  Withdrawal Value,  provided that you have not made any withdrawal  during the first ten years that your Highest Daily  Lifetime Five Benefit has been in effect and you otherwise  meet the conditions set forth in the rider and this prospectus.

TOTAL ANNUAL INCOME AMOUNT

Under the Highest Daily  Lifetime Five Benefit only, an amount that you can withdraw each year as long as the annuitant  lives,  and which is equal to a percentage of the Total Protected Withdrawal Value.

TOTAL PROTECTED WITHDRAWAL VALUE

Under the Highest Daily  Lifetime Five Benefit only, an amount that we guarantee  regardless of the  investment  performance of your
Account  Value,  which is equal to the greater of the existing  Protected  Withdrawal  Value and any Enhanced  Protected  Withdrawal
Value.

     B.  The  following  revises the  description  of the Highest  Daily  Lifetime  Five Income  Benefit  under the "Living  Benefit
     Programs"  section in the Prospectus  (except that, the asset  transfer  formula set forth in the November 20, 2006  supplement remains intact):

HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT
(HIGHEST DAILY LIFETIME FIVE)
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The Highest  Daily  Lifetime  Five program  described  below is only being  offered in those  jurisdictions  where we have  received regulatory  approval  and  will be  offered  subsequently  in other  jurisdictions  when we  receive  regulatory  approval  in those jurisdictions.  Certain terms and  conditions  may differ  between  jurisdictions  once  approved.  Highest  Daily  Lifetime Five is offered as an  alternative  to Lifetime Five and Spousal  Lifetime  Five.  Currently,  if you elect Highest Daily  Lifetime Five and subsequently  terminate the benefit,  you will not be able to re-elect  Highest Daily  Lifetime Five, and will have a waiting period until you can elect Spousal  Lifetime Five or Lifetime Five.  Specifically,  you will be permitted to elect Lifetime Five or Spousal
Lifetime Five only on an  anniversary  of the Issue Date that is at least 90 calendar days from the date that Highest Daily Lifetime
Five was  terminated.  We reserve  the right to further  limit the  election  frequency  in the  future.  The income  benefit  under
Highest  Daily  Lifetime  Five  currently is based on a single  "designated  life" who is at least 55 years old on the date that the benefit is acquired.  The Highest  Daily  Lifetime  Five Benefit is not available if you elect any other  optional  living  benefit, although  you may elect any optional  death  benefit  (other than the Highest  Daily Value Death  Benefit).  As long as your Highest
Daily Lifetime Five Benefit is in effect,  you must allocate your Account Value in accordance with the  then-permitted and available investment option(s) with this program.
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We offer a benefit  that  guarantees  until the death of the single  designated  life the ability to withdraw an annual  amount (the
"Total  Annual  Income  Amount")  equal to a percentage  of an initial  principal  value (the "Total  Protected  Withdrawal  Value")
regardless of the impact of market  performance on the Account Value,  subject to our program rules  regarding the timing and amount of  withdrawals.  The benefit may be appropriate if you intend to make periodic  withdrawals  from your Annuity,  and wish to ensure that market  performance will not affect your ability to receive annual  payments.  You are not required to make withdrawals as part of the program -- the  guarantees are not lost if you withdraw less than the maximum  allowable  amount each year under the rules of the benefit.  We discuss  Highest Daily  Lifetime Five in greater detail  immediately  below.  In addition,  please see the Glossary section of this  prospectus for  definitions of some of the key terms used with this benefit.  As discussed  below,  we require that you  participate  in our asset  transfer  program in order to  participate  in Highest Daily Lifetime Five, and in the Appendices to
this prospectus, we set forth the formula under which we make those asset transfers.

As discussed  below,  a key component of Highest Daily Lifetime Five is the Total  Protected  Withdrawal  Value,  which is an amount that is distinct  from Account  Value.  Total  Protected  Withdrawal  Value is used to determine  the Total Annual Income Amount - -
which is an amount that you can take out  annually  as a  withdrawal  for your  entire  life.  Because  each of the Total  Protected
Withdrawal  Value and Total Annual Income Amount is determined in a way that is not solely related to Account Value,  it is possible for the Account  Value to fall to zero,  even though the Total  Annual  Income  Amount  remains.  You are  guaranteed  to be able to withdraw the Total Annual Income  Amount for the rest of your life,  provided  that you have not made "excess  withdrawals."  Excess withdrawals,  as discussed below,  will reduce your Total Annual Income Amount.  Thus, you could experience a scenario in which your
Account  Value was zero,  and, due to your excess  withdrawals,  your Total Annual  Income  Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.

KEY FEATURE-- Total Protected Withdrawal Value
The Total  Protected  Withdrawal  Value is used to determine the amount of the annual  payments  under Highest Daily  Lifetime Five.
The  Total  Protected  Withdrawal  Value is equal to the  greater  of the  Protected  Withdrawal  Value and any  Enhanced  Protected
Withdrawal Value that may exist. We describe how we determine  Enhanced  Protected  Withdrawal Value, and when we begin to calculate it, below. If the conditions  described below for obtaining  Enhanced  Protected  Withdrawal Value are not met, then Total Protected
Withdrawal Value is simply equal to Protected Withdrawal Value.

The Protected  Withdrawal  Value  initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five. On each  Valuation  Day  thereafter,  until the earlier of the first  withdrawal  or ten years  after the date of your  election of the benefit,  we recalculate the Protected  Withdrawal Value.  Specifically,  on each such Valuation Day (the "Current  Valuation Day"), the Protected Withdrawal Value is equal to the greater of:

o         the Protected  Withdrawal Value for the immediately  preceding  Valuation Day (the "Prior Valuation Day"),  appreciated at the daily  equivalent  of 5% annually  during the calendar  day(s)  between the Prior  Valuation Day and the Current
                Valuation Day (i.e.,  one day for successive  Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends  and/or  holidays),  plus the amount of any Purchase  Payment  (including  any  associated
                Credit for Xtra Credit SIX) made on the Current Valuation Day; and
o        the Account Value.

If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the "Tenth Anniversary"), we will continue to calculate a Protected Withdrawal Value.  On or after the Tenth
Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the
Protected Withdrawal Value on the Tenth Anniversary or your Account Value.

The Enhanced Protected  Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth  Anniversary.  If so, then on or after the Tenth Anniversary up until the date of the first withdrawal,  the Enhanced Protected  Withdrawal Value is equal to the sum of:

            (a) 200% of the Account Value on the date you elected Highest Daily Lifetime Five;
            (b) 200% of all Purchase  Payments  (and any  associated  Credits for Xtra Credit SIX) made during the  one-year  period after the date you elected Highest Daily Lifetime Five; and
            (c) 100% of all Purchase  Payments  (and any  associated  Credits for Xtra Credit SIX) made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.

We cease these daily  calculations of the Protected  Withdrawal  Value and the Total Protected  Withdrawal  Value when you make your first withdrawal.  However,  as discussed below,  subsequent Purchase Payments (and any associated Credits for Xtra Credit SIX) will increase the Total Annual Income  Amount,  while  "excess"  withdrawals  (as  described  below) may decrease the Total Annual Income
Amount.

KEY FEATURE-- Total Annual Income Amount under the Highest Daily Lifetime Five Benefit
The initial Total Annual Income Amount is equal to 5% of the Total Protected  Withdrawal  Value.  For purposes of the asset transfer formula  described  below,  we also calculate a Highest Daily Annual Income Amount,  which is initially equal to 5% of the Protected
Withdrawal  Value.  Under the Highest Daily Lifetime Five benefit,  if your cumulative  withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount,  they will not reduce your Total Annual Income Amount in subsequent  Annuity Years,  but any such  withdrawals  will reduce the Total  Annual  Income  Amount on a  dollar-for-dollar  basis in that  Annuity  Year.  If your cumulative  withdrawals  are in excess of the Total Annual  Income  Amount  ("Excess  Income"),  your Total Annual  Income Amount in subsequent  years will be reduced (except with regard to required  minimum  distributions)  by the result of the ratio of the Excess
Income to the Account Value  immediately  prior to such withdrawal (see examples of this calculation  below). If you withdraw Excess
Income,  your Highest  Daily Annual Income  Amount also will be reduced by the same ratio.  Reductions  include the actual amount of the withdrawal,  including any CDSC that may apply. A Purchase  Payment that you make will increase the  then-existing  Total Annual
Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase  Payment  (including the amount of any associated Credits for Xtra Credit SIX).

An  automatic  step-up  feature  ("Highest  Quarterly  Auto  Step-Up")  is  included  as part of this  benefit.  As detailed in this paragraph,  the Highest  Quarterly  Auto Step-Up  feature can result in a larger Total Annual  Income  Amount if your Account  Value increases  subsequent to your first  withdrawal.  We begin  examining  the Account Value for purposes of this feature  starting with the  anniversary of the Issue Date of the Annuity (the "Annuity  Anniversary")  immediately  after your first  withdrawal  under the benefit.  Specifically,  upon the first such Annuity Anniversary,  we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity  Year,  rather than a calendar  year;  (ii) is  subsequent to the first withdrawal;  and (iii) falls within the  immediately  preceding  Annuity  Year. If the end of any such quarter falls on a holiday or a weekend,  we use the next  Valuation  Day. We multiply each of those  quarterly  Account  Values by 5%, adjust each such quarterly value for  subsequent  withdrawals  and  Purchase  Payments,  and then select the highest of those  values.  If the highest of those values exceeds the existing Total Annual Income Amount,  we replace the existing amount with the new, higher amount.  Otherwise,  we leave the existing Total Annual Income Amount intact.  In later years,  (i.e.,  after the first Annuity  Anniversary after the first withdrawal)  we  determine  whether  an  automatic  step-up  should  occur on each  Annuity  Anniversary,  by  performing  a similar examination  of the Account Values on the end of the four  immediately  preceding  quarters.  If we step-up your Total Annual Income
Amount,  we also step-up your Highest Daily Annual Income  Amount,  to equal your Total Annual Income  Amount.  If, on the date that we implement a Highest  Quarterly  Auto Step-Up to your Total Annual Income  Amount,  the charge for Highest Daily Lifetime Five has changed for new  purchasers,  you may be subject to the new charge at the time of such step-up.  Prior to increasing your charge for
Highest  Daily  Lifetime Five upon a step-up,  we would notify you, and give you the  opportunity  to cancel the  automatic  step-up feature.

The Highest Daily Lifetime Five program does not affect your ability to make withdrawals  under your annuity,  or limit your ability to request  withdrawals  that exceed the Total  Annual  Income  Amount.  Under  Highest  Daily  Lifetime  Five,  if your  cumulative withdrawals  in an Annuity Year are less than or equal to the Total  Annual  Income  Amount,  they will not reduce your Total Annual
Income  Amount  in  subsequent  Annuity  Years,  but  any  such  withdrawals  will  reduce  the  Total  Annual  Income  Amount  on a dollar-for-dollar basis in that Annuity Year.

If,  cumulatively,  you withdraw an amount less than the Total Annual Income Amount in any Annuity Year,  you cannot  carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.

Examples of dollar-for-dollar  and proportional  reductions,  and the Highest Quarterly Step-Up, as they pertain to the Total Annual
Income  Amount,  are set forth  below.  The values  depicted  here are purely  hypothetical,  and do not reflect the charges for the
Highest Daily Lifetime Five benefit or any other fees and charges.  Assume the following for all three examples:

|X|      The Issue Date is December 1, 2006
|X|      The Highest Daily Lifetime Five benefit is elected on March 5, 2007.

Dollar-for-dollar reductions
On May 2, 2007,  the Total  Protected  Withdrawal  Value is $120,000,  resulting in a Total  Annual  Income  Amount of $6,000 (5% of
$120,000).  Assuming  $2,500 is withdrawn from the Annuity on this date,  the remaining  Total Annual Income Amount for that Annuity
Year (up to and  including  December 1, 2007) is $3,500.  This is the result of a  dollar-for-dollar  reduction  of the Total Annual
Income Amount -- $6,000 less $2,500 = $3,500.

Proportional reductions
Continuing  the previous  example,  assume an additional  withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this  withdrawal is $110,000.  The first $3,500 of this  withdrawal  reduces the Total Annual Income Amount for that Annuity
Year to $0. The  remaining  withdrawal  amount -- $1,500 - reduces  the Total  Annual  Income  Amount in future  Annuity  Years on a proportional  basis based on the ratio of the excess  withdrawal to the Account Value  immediately  prior to the excess  withdrawal.
(Note that if there were other  withdrawals in that Annuity Year, each would result in another  proportional  reduction to the Total
Annual Income Amount).

Here is the calculation:

Account Value before withdrawal                                            $110,000.00
Less amount of "non" excess withdrawal                                      -$3,500.00
Account Value immediately before excess withdrawal of $1,500               $106,500.00

Excess withdrawal amount                                                     $1,500.00
Divided by Account Value immediately before excess withdrawal              $106,500.00
Ratio                                                                            1.41%

Total Annual Income Amount                                                   $6,000.00
Less ratio of 1.41%                                                            -$84.51
Total Annual Income Amount for future Annuity Years                          $5,915.49

Highest Quarterly Step-Up

On each Annuity  Anniversary  date,  the Total Annual Income Amount is  stepped-up if 5% of the highest  quarterly  value since your first  withdrawal (or last Annuity  Anniversary  in subsequent  years),  adjusted for excess  withdrawals  and  additional  Purchase
Payments, is higher than the Total Annual Income Amount, also adjusted for excess withdrawals and additional Purchase Payments.

Continuing  the same  example as above,  the Total  Annual  Income  Amount for this  Annuity  Year is  $6,000.  However,  the excess withdrawal  on August 6 reduces this amount to $5,915.49 for future years (see above).  For the next Annuity Year,  the Total Annual
Income  Amount  will be  stepped-up  if 5% of the  highest  quarterly  Account  Value,  adjusted  for  withdrawals,  is higher  than
$5,915.49.  Here are the  calculations  for  determining  the quarterly  values.  Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                                     Highest Quarterly
                                                    Value (adjusted with    Adjusted Total Annual
                                                       withdrawal and      Income Amount (5% of the
           Date*                Account value       Purchase Payments)**   Highest Quarterly Value)
June 1, 2007                     $118,000.00            $118,000.00               $5,900.00
August 6, 2007                   $120,000.00            $112,885.55               $5,644.28
September 1, 2007                $112,000.00            $112,885.55                $5,644.28
December 1, 2007                 $119,000.00            $119,000.00               $5,950.00

*In this example,  the Annuity  Anniversary  date is December 1. The quarterly  valuation dates are every three months  thereafter -
March 1, June 1,  September 1, and December 1. In this example,  we do not use the March 1 date as the first  withdrawal  took place after March 1. The Annuity  Anniversary  Date of December 1 is  considered  the fourth and final  quarterly  valuation  date for the year.

**In this example,  the first  quarterly  value after the first  withdrawal is $118,000 on June 1, yielding an adjusted Total Annual
Income  Amount of  $5,900.00.  This  amount is  adjusted  on August 6 to reflect the $5,000  withdrawal.  The  calculations  for the adjustments are:
|X|      The  Account  Value of $118,000 on June 1 is first  reduced  dollar-for-dollar  by $3,500  ($3,500 is the  remaining  Total
         Annual  Income  Amount for the  Annuity  Year),  resulting  in an  adjusted  Account  Value of  $114,500  before the excess withdrawal.
|X|      This  amount  ($114,500)  is  further  reduced  by  1.41%  (this is the  ratio in the  above  example  which is the  excess withdrawal  divided by the Account Value  immediately  preceding the excess  withdrawal)  resulting in a Highest  Quarterly
         Value of $112,885.55.
The adjusted  Total Annual Income Amount is carried  forward to the next  quarterly  anniversary  date of September 1. At this time, we compare  this  amount to 5% of the  Account  Value on  September  1.  Since the June 1 adjusted  Total  Annual  Income  Amount of
$5,644.28  is higher  than  $5,600.00  (5% of  $112,000),  we continue to carry  $5,644.28  forward to the next and final  quarterly anniversary  date of  December  1. The  Account  Value on  December 1 is  $119,000  and 5% of this  amount is $5,950.  Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.

In this example,  5% of the December 1 value yields the highest  amount of $ 5,950.00.  Since this amount is higher than the current year's Total  Annual  Income  Amount of  $5,915.49  adjusted for excess  withdrawals,  the Total Annual  Income  Amount for the next
Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

BENEFITS UNDER THE HIGHEST DAILY LIFETIME FIVE PROGRAM
o        To the extent that your Account Value was reduced to zero as a result of cumulative  withdrawals  that are equal to or less than the Total Annual  Income Amount and amounts are still  payable  under  Highest  Daily  Lifetime  Five, we will make an additional  payment,  if any, for that  Annuity Year equal to the  remaining  Total  Annual  Income  Amount for the Annuity
         Year.  Thus, in that  scenario,  the  remaining  Total Annual Income Amount would be payable even though your Account Value was reduced to zero.  In  subsequent  Annuity Years we make payments that equal the Total Annual Income Amount as described in this  section.  We will make  payments  until the death of the single  designated  life.  To the extent that  cumulative withdrawals  in the current  Annuity Year that reduced  your  Account  Value to zero are more than the Total Annual  Income
         Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.

o        If Annuity  payments are to begin under the terms of your Annuity,  or if you decide to begin  receiving  Annuity  payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

            (1) apply your Account Value to any Annuity option available; or
            (2) request that, as of the date Annuity  payments are to begin,  we make Annuity  payments each year equal to the Total
            Annual Income Amount.  We will make payments until the death of the single designated life.

We must receive your request in a form acceptable to us at our office.

In the absence of an election when mandatory  annuity  payments are to begin, we will make annual annuity  payments in the form of a single life fixed annuity with ten payments  certain,  by applying the greater of the annuity rates then currently  available or the annuity rates guaranteed in your Annuity.  The amount that will be applied to provide such Annuity payments will be the greater of:

            (1) the present  value of the future Total Annual Income Amount  payments.  Such present value will be calculated  using the greater of the single life fixed annuity  rates then  currently  available or the single life fixed annuity rates  guaranteed in your Annuity; and
            (2) the Account Value.

o        If no withdrawal was ever taken,  we will calculate the Total Annual Income Amount as if you made your first  withdrawal on the date the annuity payments are to begin.

Other Important Considerations
o        Withdrawals  under the Highest Daily  Lifetime Five benefit are subject to all of the terms and  conditions of the Annuity, including any CDSC.
o        Withdrawals  made while the Highest  Daily  Lifetime Five Benefit is in effect will be treated,  for tax  purposes,  in the same way as any other  withdrawals  under the Annuity.  The Highest Daily  Lifetime  Five Benefit does not directly  affect the Account Value or surrender  value,  but any withdrawal  will decrease the Account Value by the amount of the withdrawal
         (plus any applicable CDSC).  If you surrender your Annuity you will receive the current surrender value.
o        You can make  withdrawals  from your Annuity while your Account Value is greater than zero without  purchasing  the Highest
         Daily  Lifetime Five  benefit.  The Highest Daily  Lifetime  Five benefit  provides a guarantee  that if your Account Value declines due to market  performance,  you will be able to receive your Total Annual  Income  Amount in the form of periodic benefit  payments.  You must allocate your Account Value in accordance  with the then available  investment  option(s) that we may permit in order to elect and maintain the Highest Daily Lifetime Five benefit.

Election of and Designations under the Program
For  Highest  Daily  Lifetime  Five,  there must be either a single  Owner who is the same as the  Annuitant,  or if the  Annuity is entity-owned, there must be a single natural person Annuitant.  In either case, the Annuitant must be at least 55 years old.

Any change of the Annuitant  under the Annuity will result in  cancellation  of Highest Daily Lifetime Five.  Similarly,  any change of Owner  will  result  in  cancellation  of  Highest  Daily  Lifetime  Five,  except  if (a) the new  Owner  has the same  taxpayer identification  number as the previous  owner (b) both the new Owner and previous  Owner are entities or (c) the previous Owner is a natural person and the new Owner is an entity.

Highest  Daily  Lifetime  Five can be elected at the time that you  purchase  your  Annuity.  However,  with respect to XT6, you may elect this benefit at the time you purchase  your Annuity only if the CDSC schedule for XT6  Annuities  issued on or after  November
20, 2006 applies.  (See "Summary of Contract Fees and Charges"  section of the  Prospectus).  We also offer  existing  owners (i.e., those who have already  acquired  their  Annuity) the option to elect Highest Daily  Lifetime Five after the Issue Date,  subject to our eligibility  rules and  restrictions.  However,  for existing Owners of XT6 whose Annuities are subject to the CDSC schedule for
Annuities issued prior to November 20, 2006, this benefit may only be elected on or after the first anniversary of the Issue Date.

Currently,  if you terminate the Highest Daily Lifetime Five benefit,  you will (a) not be permitted to re-elect the benefit and (b)
will be allowed to elect the Spousal  Lifetime  Five Benefit or the Lifetime  Five Income  Benefit on any  anniversary  of the Issue
Date that is at least 90 calendar days from the date the Highest Daily  Lifetime Five Benefit was  terminated.  We reserve the right to further  limit the election  frequency in the future.  Before making any such change to the election  frequency,  we will provide prior notice to Owners who have an effective Highest Daily Lifetime Five benefit.

Termination of the Program
You may  terminate the benefit at any time by notifying  us. If you  terminate  the benefit,  any guarantee  provided by the benefit will  terminate as of the date the  termination  is  effective,  and certain  restrictions  on  re-election  will apply as described above.  We reserve  the right to  further  limit the  frequency  election  in the  future.  The  benefit  terminates:  (i) upon your termination  of the benefit (ii) upon your  surrender of the Annuity (iii) upon your election to begin  receiving  annuity  payments
(iv) upon the death of the  designated  life (v) if both the Account  Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit.

Upon  termination  of Highest Daily  Lifetime Five, we cease  deducting the charge for the benefit.  With regard to your  investment allocations,  upon  termination  we will:  (i) leave  intact  amounts  that are held in the variable  investment  options,  and (ii)
transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable  investment  options,  based on your existing  allocation  instructions  or (in the absence of such existing  instructions)  pro rata (i.e. in the same proportion as the current balances in your variable investment options).

Return of Principal Guarantee
If you have not made a withdrawal  before the Tenth  Anniversary,  we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that  anniversary is not a Valuation  Day), if the  requirements  set forth in this paragraph are met. On the Tenth Anniversary, we add:

(a) your Account Value on the day that you elected Highest Daily Lifetime Five; and
(b) the sum of each  Purchase  Payment you made  (including  any Credits for Xtra Credit SIX) during the  one-year  period after you elected the benefit.

If the sum of (a) and (b) is greater than your Account Value on the Tenth  Anniversary,  we increase your Account Value to equal the sum of (a) and  (b),  by  contributing  funds  from our  general  account.  If the sum of (a) and (b) is less  than or equal to your
Account  Value on the Tenth  Anniversary,  we make no such  adjustment.  The amount  that we add to your  Account  Value  under this provision will be allocated to each of your variable  investment  options and the Benefit Fixed Rate Account  (described  below), in the same  proportion  that each such investment  option bears to your total Account Value,  immediately  prior to the application of the amount.  Any such amount will not increase your Total  Protected  Withdrawal  Value,  your death  benefit,  or the amount of any other or optional  benefit that you may have  selected.  This  potential  addition to Account  Value is  available  only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph.

Asset Transfer Component of Highest Daily Lifetime Five

As indicated  above,  we limit the  sub-accounts  to which you may allocate  Account Value if you elect Highest Daily Value Lifetime
Five. For purposes of this benefit,  we refer to those  permitted  sub-accounts  as the "Permitted  Sub-accounts".  As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our specialized  asset transfer  program,  under which we may transfer  Account  Value  between the  Permitted  Sub-accounts  and a fixed  interest  rate account that is part of our general  account (the  "Benefit  Fixed Rate  Account").  We determine  whether to make a transfer,  and the amount of any  transfer, under a  non-discretionary  formula,  discussed below. The Benefit Fixed Rate Account is available only with this benefit,  and thus you may not allocate Purchase Payments to that Account.

 Under the asset  transfer  component  of Highest  Daily  Lifetime  Five,  we monitor your  Account  Value daily and, if  necessary, systematically  transfer  amounts  between the  Permitted  Sub-accounts  you have chosen and the Benefit  Fixed Rate  Account.  Any transfer would be made in accordance  with a formula,  which is set forth in the schedule  supplement to the  endorsement  for this benefit (and also appears in the Appendices to this prospectus).  Speaking  generally,  the formula,  which we apply each Valuation
 Day,  operates as follows.  The formula starts by  identifying  your Protected  Withdrawal  Value for that day and then  multiplies that figure by 5%, to produce a projected  (i.e.,  hypothetical)  Highest Daily Annual  Income  Amount.  Then,  using our actuarial tables,  we produce an estimate of the total amount we would target in our allocation  model,  based on the projected Highest Daily
 Annual  Income  Amount each year for the rest of your life.  In the formula,  we refer to that value as the "Target  Value" or "L".
 If you have already made a  withdrawal,  your  projected  Highest Daily Annual Income Amount (and thus your Target Value would take into account any  automatic  step-up that was  scheduled to occur  according to the step-up  formula  described  above.  Next,  the formula  subtracts  from the Target  Value the amount held  within the Benefit  Fixed Rate  Account on that day,  and divides  that difference  by the amount  held within the  Permitted  Sub-accounts.  That ratio,  which  essentially  isolates  the amount of your
 Target  Value that is not offset by amounts held within the Benefit  Fixed Rate  Account,  is called the "Target  Ratio" or "r". If the Target Ratio exceeds a certain  percentage,  it means essentially that too much Target Value is not offset by assets within the
 Benefit Fixed Rate Account,  and therefore we will transfer an amount from your  Permitted  Sub-accounts  to the Benefit Fixed Rate
 Account.  Conversely,  if the Target Ratio falls below a certain  percentage,  then a transfer  from the Benefit Fixed Rate Account to the Permitted  Sub-accounts  would occur.  Note that the formula is calculated with reference to the Highest Daily Annual Income
 Amount, rather than with reference to the Total Annual Income Amount.

 As you can glean from the  formula,  a downturn  in the  securities  markets  (i.e.,  a  reduction  in the amount  held  within the
 Permitted  Sub-accounts) may cause us to transfer some of your variable  contract value to the Benefit Fixed Rate Account,  because such a reduction will tend to increase the Target Ratio.  Moreover,  certain market return scenarios  involving "flat" returns over a period of time also could result in the transfer of money to the Benefit  Fixed Rate  Account.  In deciding how much to transfer, we use another formula,  which  essentially  seeks to re-balance  amounts held in the Permitted  Sub-accounts and the Benefit Fixed
 Rate Account so that the Target  Ratio meets a target,  which  currently is equal to 80%.  Once you elect  Highest  Daily  Lifetime
 Five, the ratios we use will be fixed.  For contracts issued in the future, however, we reserve the right to change the ratios.

While you are not notified when your Annuity reaches a reallocation  trigger,  you will receive a confirmation  statement indicating the  transfer  of a portion of your  Account  Value  either to or from the  Benefit  Fixed Rate  Account.  The  formula by which the reallocation  triggers operate is designed  primarily to mitigate the financial risks that we incur in providing the guarantee under
Highest Daily Lifetime Five.

Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:

o        Not make any transfer; or
o        If a portion of your Account Value was  previously  allocated to the Benefit Fixed Rate Account,  transfer all or a portion of those amounts to the Permitted  Sub-accounts,  based on your existing allocation instructions or (in the absence of such existing  instructions)  pro rata (i.e.,  in the same  proportion  as the  current  balances  in your  variable  investment options).  Amounts taken out of the Benefit  Fixed Rate Account will be withdrawn for this purpose on a last-in,  first-out basis (an amount  renewed into a new guarantee  period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or
o        Transfer  all or a portion  of your  Account  Value in the  Permitted  Sub-accounts  pro-rata  to the  Benefit  Fixed  Rate
         Account.  The  interest  that you earn on such  transferred  amount  will be equal to the annual  rate that we have set for that day, and we will credit the daily  equivalent of that annual  interest  until the earlier of one year from the date of the  transfer  or the date that such  amount in the  Benefit  Fixed  Rate  Account  is  transferred  back to the  Permitted
         Sub-accounts.

If a significant  amount of your Account Value is  systematically  transferred  to the Benefit Fixed Rate Account  during periods of market  declines or low interest rates,  less of your Account Value may be available to participate in the investment  experience of the  Permitted  Sub-accounts  if there is a  subsequent  market  recovery.  Under the  reallocation  formula  that we employ,  it is possible that a significant portion of your Account Value may be allocated to the Benefit Fixed Rate Account.

Additional Tax Considerations for Qualified Contracts
If you purchase an annuity as an investment vehicle for "qualified"  investments,  including an IRA, SEP-IRA,  Tax Sheltered Annuity
(or 403(b)) or employer  plan under Code  Section  401(a),  the minimum  distribution  rules under the Code  require  that you begin receiving  periodic  amounts from your annuity  beginning  after age 70 1/2. For a Tax Sheltered  Annuity or a 401(a) plan for which the  participant  is not a greater than 5 percent owner of the employer,  this required  beginning date can generally be deferred to retirement,  if later.  Roth IRAs are not subject to these rules during the owner's  lifetime.  The amount  required  under the Code may exceed the Total Annual Income  Amount,  which will cause us to increase the Total Annual Income Amount in any Annuity Year that required minimum  distributions  due from your Annuity that are greater than such amounts.  In addition,  the amount and duration of payments under the annuity  payment and death benefit  provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements.

                                                              SIGNATURES

         As  required  by the  Securities  Act of 1933 and the  Investment  Company Act of 1940,  the  Registrant  has duly caused this
Registration Statement to be signed on its behalf on this 4th day of January 2007.

                                    AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                                                              Registrant

                                            By: American Skandia Life Assurance Corporation

______________________________________
/s/ Laura Kealey
Laura Kealey, Vice President, Corporate Counsel

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                                               Depositor

______________________________________
/s/Laura Kealey
Laura Kealey, Vice President, Corporate Counsel

As required by the Securities Act of 1933, this  Registration  Statement has been signed by the following persons in the capacities and on the date indicated.

                  Signature                                              Title                                     Date
                                                             (Principal Executive Officer)
David R. Odenath*                                        Chief Executive Officer and President            January 4, 2007
David R. Odenath
                                                           (Principal Financial Officer and
                                                             Principal Accounting Officer)
Michael Bohm*                                    Executive Vice President and Chief Financial Officer
Michael Bohm

                                                                 (Board of Directors)
James Avery*                                                       Kenneth Y. Tanji*                      Helen Galt*
James Avery                                                        Kenneth Y. Tanji                       Helen Galt

David R. Odenath*                                                   Ronald Joelson*                       Bernard J. Jacob*
David R. Odenath                                                    Ronald Joelson                        Bernard J. Jacob

                                 By:______________________________________
                                               /s/Laura Kealey
                                                Laura Kealey
                         *Executed by Laura Kealey on behalf of those indicated pursuant to Power of Attorney